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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

February 18, 1997                              Commission File Number 00-18140


                             ADEN ENTERPRISES, INC.
               -----------------------------------------------------
               (Exact name of registrant as specified in its charter)


    California                                          87-0447215
-------------------------                      ------------------------------
(State or other jurisdiction of                      (I.R.S. Employer
Incorporation or organization)                    Identification Number)


           2410 South 156th Circle, Suite 100, Omaha, Nebraska 68130
           ---------------------------------------------------------
           (Address of principal executive offices)       (ZIP Code)


              Registrant's telephone number, including area code:
                              (402) 334-5556


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Item 5.   Other Events

          The Registrant has moved its principal executive offices to 2410 South 156th Circle, Suite 100, Omaha, Nebraska 68130.

          On February 17, 1997, the Registrant entered into a letter of intent with Advanced Business Services, Inc. ("ABSI"), a Nebraska corporation, with principal offices in Omaha, Nebraska, to purchase 21,750 shares from the founder and Chief Executive Officer of ABSI, which represents a minority interest in the company. Additionally, the Registrant will make funds available in the form of a series of loans to fund ADSI's capital requirements. Furthermore, the Registrant's personnel will assist ABSI with management functions.

          The Registrant intends to file a 10-K within 30 days from the date of this filing, along with 10-Q's.

                               SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ADEN ENTERPRISES, INC.

                             By: /s/ Michael S. Luther
                                 ---------------------------------
                                 Michael S. Luther
                                 Chief Executive Officer and Interim President


Dated: February 18, 1997